Exhibit 10.64
Cardiac Science Corporation
Management Incentive Plan (MIP) — 2006
•	Eligibility — Sr. Management, Directors, Managers & Selected Key Contributors

•	Funding — Bonus pool funded through accrual of 6.5% of consolidated pretax income; 25% of pretax income after budget is met; Compensation Committee may approve additional funding in its discretion

•	Minimum Profitability — No bonuses unless the Company achieves at least 80% of budgeted pretax income

•	Target Payout — Up to 10% of salary

•	Stretch Target — Up to 15% of salary (10% target plus 5% additional), based on consolidated pre-tax income/bonus pool availability

•	Formula for Payout:
•	Managers/Directors — 40% of target (4% of salary) based on personal objectives set by supervisor

•	Remainder based on bonus pool, divided among participants in proportion to salary (deducting personal objective payouts first)

•	Total payouts limited to bonus accrual, so if “earned” bonus amounts based on individual objectives exceed total accrual amount, payouts are reduced ratably in proportion to shortfall

•	Pro-rated for partial year participation. Must be employed at time of payout to be eligible (est. March ’07).

•	Subject to change at any time in the sole determination of the Compensation Committee of the Board of Directors.

•	Payout based on audited results, within 30 days of 2006 earnings release.

Cardiac Science Corporation
Management Incentive Plan — 2006
Addendum for Selected Individuals
•	Eligibility — Selected key management individuals — see attached

•	Funding — Bonus pool funded through accrual of 3% of consolidated pretax income; Compensation Committee may approve additional funding in its discretion

•	No bonuses unless Cardiac Science achieves at least 80% of budgeted pretax income

•	Payout — Up to 25% of salary, including amounts paid out under the general MIP plan

•	Formula for Payout:
•	Payout amounts determined by dividing pool among participants in proportion to salary up to a cap of 25% of salary (including payouts from regular MIP plan first)

•	Pro-rated for partial year participation. Must be employed at time of payment to be eligible (est. March 07).

•	Subject to change at any time in the sole determination of the Compensation Committee of the Board of Directors.

•	Payout based on audited results, within 30 days of 2006 earnings release.

Cardiac Science Corporation
Management Incentive Plan — 2006
Addendum for Senior Executives
•	Eligibility — Named individuals — see attached

•	Funding — Bonus pool funded through accrual of 1% of consolidated pretax income; 10% of pretax income after budget is met; Compensation Committee may approve additional funding in its discretion

•	No bonuses unless Cardiac Science earns at least 80% of budgeted pretax income

•	Payout — Up to 50% of salary, including amounts paid out under the general MIP plan

•	Formula for Payout:
•	Payout amounts determined by dividing bonus pool among participants in proportion to salary up to a cap of 50% of salary (including payouts from regular MIP plan first)

•	Pro-rated for partial year participation. Must be employed at time of payment to be eligible (est. March ’07).

•	Subject to change at any time in the sole determination of the Compensation Committee of the Board of Directors.

•	Payout based on audited results, within 30 days of 2006 earnings release.

Cardiac Science Corporation
Management Incentive Plan — 2006
Individuals Participating in “Select” MIP Program
VP, Management Information Systems
Director, Clinical Education
VP Technical Services
Sr. Director, Research & Development
Director, Human Resources
Director Materials Management
VP, Corporate Controller
VP, Administration
Director, Manufacturing
Individuals Participating in Senior Management MIP Program
John Hinson, CEO
Mike Matysik, CFO
Dave Hadley, VP, Research
Brian Lee, VP, Engineering
Feroze Motafram, VP, Operations
Garry Norris, VP, Marketing
Cheryl Shea, VP, Regulatory Affairs & Quality Assurance